                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 31, 1996
                                                 -------------------------------


                             LEGEND PROPERTIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                   1-9885                     36-3465359
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

1420 5th Avenue, 42nd Floor, Seattle, Washington                 98101-2333
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code         (206) 464-0200
                                               ---------------------------------


             Banyan Mortgage Investment Fund, 150 S. Wacker Drive,
                        Suite 2900, Chicago, Ill. 60606
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 5

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

           Financial statements of (i) RGI U.S. Holdings, Inc.; (ii) Grand Harbor Associates and Affiliates; (iii) The Oak Harbor Affiliated Companies; and (iv) Banyan Mortgage Investment Fund (incorporated by reference to the Registration Statement on Form S-4 filed on September 20, 1996 (File No. 333-12415) -- See Exhibit 2.1 below).

     (b)   PRO FORMA FINANCIAL INFORMATION

           Historical pro forma condensed consolidated financial information, balance sheet, statements of operations and notes to pro forma condensed consolidated financial information of Legend Properties, Inc. (incorporated by reference to the Registration Statement on Form S-4 filed on September 20, 1996 (File No. 333-12415) --
           See Exhibit 2.1 below).

     (c)   EXHIBITS

     2.1 Agreement and Plan of Merger dated April 12, 1996, as amended and restated as of May 20, 1996 by and among RGI/US, RGI Holdings and the Registrant, together with the Amendment to Agreement and Plan of Merger dated September 17, 1996 (incorporated by reference to
           Exhibit 2.1 in the Registration Statement on Form S-4 filed on September 20, 1996 (File No. 333-12415)).

     2.2 Supplement to Proxy Statement/Prospectus dated November 7, 1996 (incorporated by reference to Supplement filed on November 12, 1996 (File No. 1-9885)).

     2.3 Supplement to Proxy Statement/Prospectus dated December 16, 1996 (incorporated by reference to Supplement filed on December 16, 1996 (File No. 1-9885)).

     99.1  Press Release of the Registrant dated December 31, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEGEND PROPERTIES, INC.

Date: March 3, 1997.

                                        By:  /s/ Kenneth L. Uptain
                                           -------------------------------------
                                             Kenneth L. Uptain
                                             President and Chief Executive
                                             Officer


                                        3